                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 7, 2002


                           DOW JONES & COMPANY, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                         1-7564                 13-5034940
  (State or other jurisdiction   (Commission File Number)  (I.R.S. Employer
   of incorporation)                                    Identification No.)

   200 Liberty Street, New York, New York                            10281
  (Address of principal executive offices)                       (Zip Code)

   Registrant's telephone number, including area code:  (212) 416-2000





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                                    PAGE 2


Item 7.      Financial Statements and Exhibits.

             Exhibits (furnished pursuant to Item 9)

             99.1   Statement Under Oath of Chief Executive Officer of Dow
                   Jones & Company, Inc. Regarding Facts and Circumstances
                    Relating to Exchange Act Filings

             99.2 Statement Under Oath of Chief Financial Officer of Dow Jones & Company, Inc. Regarding Facts and
                    Circumstances Relating to Exchange Act Filings

             99.3 Statement Pursuant to Section 1350(a) of title 18, United States Code

Item 9.      Regulation FD Disclosure.

             The exhibits attached to this Form 8-K are hereby furnished pursuant to Item 9.





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                                    PAGE 3



                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  DOW JONES & COMPANY, INC.





Dated: August 7, 2002                          By:    /s/ Robert Perrine
                                                   ------------------------
                                                     Robert Perrine
                                                     Chief Accounting
                                                     Officer and Controller

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                                    PAGE 4


                                  EXHIBIT INDEX





Exhibit No.      Description
----------       -----------

99.1 Statement Under Oath of Chief Executive Officer of Dow Jones & Company, Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2 Statement Under Oath of Chief Financial Officer of Dow Jones & Company, Inc. Regarding Facts and
                  Circumstances Relating to Exchange Act Filings

99.3              Statement Pursuant to Section 1350(a) of title 18, United
                  States Code






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                                                          Exhibit 99.1

 Statement Under Oath of Chief Executive Officer of Dow Jones & Company, Inc.
       Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Peter R. Kann, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Dow Jones & Company, Inc. ("Dow Jones" or the
      "Company"), and, except as corrected or supplemented in a subsequent covered report:

          no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          the Annual Report on Form 10-K for the year ended December 31, 2001 of Dow Jones;

          all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Dow Jones filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          any amendments to any of the foregoing.

                                               /s/  Peter R. Kann
                                            ------------------------
                                            Peter R. Kann
                                            Chief Executive Officer,
                                            Dow Jones & Company, Inc.
                                            Dated:  August 7, 2002

Subscribed and sworn to
before me this 7th day of
August 2002.

/s/Cynthia C. Lavertu
---------------------
Notary Public
My Commission Expires:
October 5, 2003

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                                                          Exhibit 99.2

 Statement Under Oath of Chief Financial Officer of Dow Jones & Company, Inc.
        Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Christopher W. Vieth, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Dow Jones & Company, Inc. ("Dow Jones" or the
      "Company"), and, except as corrected or supplemented in a subsequent covered report:

          no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          the Annual Report on Form 10-K for the year ended December 31, 2001 of Dow Jones;

          all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Dow Jones filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          any amendments to any of the foregoing.

                                              /s/ Christopher W. Vieth
                                            ---------------------------
                                            Christopher W. Vieth
                                            Chief Financial Officer,
                                            Dow Jones & Company, Inc.
                                            Dated:  August 7, 2002

Subscribed and sworn to
before me this 7th day of
August 2002.

/s/Gail Elen
------------
Notary Public
My Commission Expires:
May 31, 2006

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                                                          Exhibit 99.3

       Statement Pursuant to Section 1350(a) of title 18, United States Code


The undersigned, Peter R. Kann and Christopher W. Vieth, certify that:

(1) The accompanying Quarterly Report on Form 10-Q of Dow Jones & Company, Inc. (the "Company") for the Quarterly Period Ended June 30, 2002 (the "Form 10-Q"), which is being filed today with the Securities and Exchange Commission, fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934.

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                              /s/  Peter R. Kann
                                            ------------------------
                                            Peter R. Kann
                                            Chief Executive Officer,
                                            Dow Jones & Company, Inc.
                                            Dated:  August 7, 2002



                                             /s/ Christopher W. Vieth
                                            -----------------------------
                                            Christopher W. Vieth
                                            Chief Financial Officer,
                                            Dow Jones & Company, Inc.
                                            Dated:  August 7, 2002